FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2015 Third Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2015	December 31, 2014
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2015 - $6,332,977; 2014 - $6,111,433)	$6,720,128	$6,700,698
Equity securities - available for sale, at fair value (cost: 2015 - $116,822; 2014 - $107,410)	120,543	112,623
Mortgage loans	694,069	629,296
Real estate	3,438	3,622
Policy loans	185,353	182,502
Short-term investments	17,314	48,585
Other investments	1,075	3,644
Total investments	7,741,920	7,680,970

Cash and cash equivalents	32,637	76,632
Securities and indebtedness of related parties	141,089	129,872
Accrued investment income	83,959	76,445
Amounts receivable from affiliates	5,436	2,666
Reinsurance recoverable	102,845	101,247
Deferred acquisition costs	292,450	220,760
Value of insurance in force acquired	21,053	22,497
Other assets	74,235	70,286
Assets held in separate accounts	617,172	683,033

Total assets	$9,112,796	$9,064,408

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2015	December 31, 2014
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,722,977	$4,543,980
Traditional life insurance and accident and health products	1,620,174	1,581,138
Other policy claims and benefits	39,645	34,895
Supplementary contracts without life contingencies	342,260	341,955
Advance premiums and other deposits	256,973	248,679
Amounts payable to affiliates	679	188
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	13,514	2,764
Deferred income taxes	153,028	205,698
Other liabilities	82,065	72,196
Liabilities related to separate accounts	617,172	683,033
Total liabilities	7,945,487	7,811,526

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,766,512 in 2015 and 24,703,903 shares in 2014	148,016	144,625
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2015 and 2014	72	72
Accumulated other comprehensive income	169,560	258,410
Retained earnings	846,630	846,737
Total FBL Financial Group, Inc. stockholders' equity	1,167,278	1,252,844
Noncontrolling interest	31	38
Total stockholders' equity	1,167,309	1,252,882
Total liabilities and stockholders' equity	$9,112,796	$9,064,408

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Revenues:
Interest sensitive product charges	$29,856	$27,633	$86,250	$82,085
Traditional life insurance premiums	46,719	45,020	142,758	137,956
Net investment income	95,882	95,744	292,144	283,590
Net realized capital gains (losses) on sales of investments	(93)	1,273	7,509	3,539

Total other-than-temporary impairment losses	(559)	(273)	(719)	(273)
Non-credit portion in other comprehensive income	146	—	146	—
Net impairment losses recognized in earnings	(413)	(273)	(573)	(273)
Other income	3,543	4,023	12,097	10,895
Total revenues	175,494	173,420	540,185	517,792

Benefits and expenses:
Interest sensitive product benefits	53,940	53,002	163,121	158,145
Traditional life insurance benefits	41,604	38,375	131,967	121,863
Policyholder dividends	2,885	2,834	8,802	9,086
Underwriting, acquisition and insurance expenses	36,176	34,829	107,535	103,547
Interest expense	1,213	1,197	3,637	3,495
Other expenses	4,277	3,488	13,425	11,999
Total benefits and expenses	140,095	133,725	428,487	408,135
	35,399	39,695	111,698	109,657
Income taxes	(11,520)	(12,535)	(36,057)	(35,102)
Equity income, net of related income taxes	2,761	2,992	6,932	7,171
Net income	26,640	30,152	82,573	81,726
Net loss attributable to noncontrolling interest	19	7	49	67
Net income attributable to FBL Financial Group, Inc.	$26,659	$30,159	$82,622	$81,793

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$24,018	$22,186	$(6,228)	$197,087

Earnings per common share	$1.07	$1.21	$3.31	$3.28
Earnings per common share - assuming dilution	$1.06	$1.21	$3.30	$3.26

Cash dividends per common share	$0.40	$0.35	$1.20	$1.05
Special cash dividend per common share	$—	$—	$2.00	$—

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Operating revenues:
Interest sensitive product charges	$27,633	$27,686	$28,121	$28,270	$29,861
Traditional life insurance premiums	45,020	45,344	47,148	48,891	46,719
Net investment income	95,375	98,344	98,935	98,218	98,253
Other income	4,023	3,954	4,270	4,284	3,543
Total operating revenues	172,051	175,328	178,474	179,663	178,376

Benefits and expenses:
Interest sensitive product benefits	52,647	53,193	55,825	53,573	55,516
Traditional life insurance benefits	38,371	41,013	45,709	44,653	41,604
Policyholder dividends	2,834	2,926	2,961	2,956	2,885
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	6,227	4,790	6,137	5,348	5,243
Amortization of deferred acquisition costs	8,674	9,746	8,458	8,609	9,504
Amortization of value of insurance in force acquired	564	1,786	581	594	667
Other underwriting expenses	19,427	18,465	20,532	21,012	21,108
Total underwriting, acquisition and insurance expenses	34,892	34,787	35,708	35,563	36,522
Interest expense	1,197	1,212	1,212	1,212	1,213
Other expenses	3,488	4,446	4,530	4,618	4,277
Total benefits and expenses	133,429	137,577	145,945	142,575	142,017
	38,622	37,751	32,529	37,088	36,359
Income taxes	(12,158)	(12,341)	(10,504)	(11,694)	(11,855)
Net loss attributable to noncontrolling interest	7	5	21	9	19
Equity income, net of related income taxes	2,992	2,932	1,769	2,402	2,761
Operating income	29,463	28,347	23,815	27,805	27,284

Realized gains/losses on investments, net of offsets	597	(220)	(247)	4,975	(307)
Change in net unrealized gains/losses on derivatives, net of offsets	99	21	23	(408)	(318)
Net income attributable to FBL Financial Group, Inc.	$30,159	$28,148	$23,591	$32,372	$26,659

Operating income per common share - assuming dilution	$1.18	$1.13	$0.95	$1.11	$1.09
Earnings per common share - assuming dilution	$1.21	$1.13	$0.94	$1.29	$1.06

Weighted average common shares outstanding (in thousands):
Basic	24,858	24,830	24,899	24,951	24,923
Effect of dilutive securities	131	132	110	88	80
Diluted	24,989	24,962	25,009	25,039	25,003

Operating return on equity, excluding AOCI - last twelve months	11.1%	11.2%	11.2%	11.3%	10.9%
Operating return on equity, including AOCI - last twelve months	9.3%	9.2%	8.9%	9.0%	8.9%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended September 30, 2015	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$542	$16,998	$12,321	$29,861
Traditional life insurance premiums	—	46,719	—	46,719
Net investment income	52,873	37,743	7,637	98,253
Other income	—	(29)	3,572	3,543
Total operating revenues	53,415	101,431	23,530	178,376

Benefits and expenses:
Interest sensitive product benefits	26,490	19,548	9,478	55,516
Traditional life insurance benefits	—	41,604	—	41,604
Policyholder dividends	—	2,885	—	2,885
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	441	4,065	737	5,243
Amortization of deferred policy acquisition costs	1,477	147	7,880	9,504
Amortization of value of insurance in force acquired	288	379	—	667
Other underwriting expenses	4,957	14,448	1,703	21,108
Total underwriting, acquisition and insurance expenses	7,163	19,039	10,320	36,522
Interest expense	—	—	1,213	1,213
Other expenses	—	—	4,277	4,277
Total benefits and expenses	33,653	83,076	25,288	142,017
	19,762	18,355	(1,758)	36,359
Net loss attributable to noncontrolling interest	—	—	19	19
Equity loss, before tax	—	—	(1,035)	(1,035)
Pre-tax operating income	$19,762	$18,355	$(2,774)	$35,343

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended September 30, 2014	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$327	$15,653	$11,653	$27,633
Traditional life insurance premiums	—	45,020	—	45,020
Net investment income	50,743	37,350	7,282	95,375
Other income	—	(88)	4,111	4,023
Total operating revenues	51,070	97,935	23,046	172,051

Benefits and expenses:
Interest sensitive product benefits	25,896	20,195	6,556	52,647
Traditional life insurance benefits	—	38,371	—	38,371
Policyholder dividends	—	2,834	—	2,834
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	560	4,753	914	6,227
Amortization of deferred acquisition costs	2,685	3,776	2,213	8,674
Amortization of value of insurance in force acquired	183	381	—	564
Other underwriting expenses	4,775	13,002	1,650	19,427
Total underwriting, acquisition and insurance expenses	8,203	21,912	4,777	34,892
Interest expense	—	—	1,197	1,197
Other expenses	—	—	3,488	3,488
Total benefits and expenses	34,099	83,312	16,018	133,429
	16,971	14,623	7,028	38,622
Net loss attributable to noncontrolling interest	—	—	7	7
Equity loss, before tax	—	—	(246)	(246)
Pre-tax operating income	$16,971	$14,623	$6,789	$38,383

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$327	$535	$613	$655	$542
Net investment income	50,743	52,797	52,146	52,809	52,873
Total operating revenues	51,070	53,332	52,759	53,464	53,415

Benefits and expenses:
Interest sensitive product benefits	25,896	26,971	27,453	28,162	26,490
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	560	463	546	435	441
Amortization of deferred acquisition costs	2,685	2,591	2,729	2,751	1,477
Amortization of value of insurance in force acquired	183	1,405	202	250	288
Other underwriting expenses	4,775	3,913	4,741	5,035	4,957
Total underwriting, acquisition and insurance expenses	8,203	8,372	8,218	8,471	7,163
Total benefits and expenses	34,099	35,343	35,671	36,633	33,653
Pre-tax operating income	$16,971	$17,989	$17,088	$16,831	$19,762

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,821,291	$3,851,301	$3,937,926	$3,990,319	$4,042,178
Deferred acquisition costs	82,882	82,778	83,295	83,156	85,271
Value of insurance in force acquired	7,449	6,044	5,841	5,585	5,299

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,310,214	$3,370,109	$3,437,635	$3,485,448	$3,516,729
Other insurance reserves	372,840	372,244	368,921	373,611	373,950
Allocated equity, excluding AOCI	272,546	276,934	255,039	258,557	260,675

Other data:
Number of direct contracts	52,938	52,938	52,738	52,652	52,999

Portfolio yield net of assumed defaults	4.97%	4.94%	4.92%	4.90%	4.87%
Credited rate	2.88	2.87	2.85	2.80	2.79
Spread on fixed annuities at end of quarter (1)	2.09%	2.07%	2.07%	2.10%	2.08%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,549,318	$2,584,236	$2,609,792	$2,641,380	$2,667,088
Deposits	65,482	56,322	73,480	67,730	97,494
Withdrawals, surrenders and death benefits	(37,656)	(38,551)	(47,920)	(45,482)	(38,006)
Net flows	27,826	17,771	25,560	22,248	59,488

Policyholder interest	17,574	18,830	18,650	18,799	18,088
Annuitizations and other	(10,482)	(11,045)	(12,622)	(15,339)	(14,773)
Balance, end of period	2,584,236	2,609,792	2,641,380	2,667,088	2,729,891
Other interest sensitive reserves	725,978	760,317	796,255	818,360	786,838
Total interest sensitive product reserves	$3,310,214	$3,370,109	$3,437,635	$3,485,448	$3,516,729

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$15,653	$15,549	$15,905	$16,017	$16,998
Traditional life insurance premiums	45,020	45,344	47,148	48,891	46,719
Net investment income	37,350	37,212	39,044	37,637	37,743
Other income	(88)	(85)	(87)	(89)	(29)
Total operating revenues	97,935	98,020	102,010	102,456	101,431

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,348	8,038	8,185	8,065	8,692
Death benefits and other	11,847	9,183	12,515	10,119	10,856
Total interest sensitive product benefits	20,195	17,221	20,700	18,184	19,548
Traditional life insurance benefits:
Death benefits	14,120	16,853	24,375	21,054	21,768
Surrender and other benefits	7,025	7,343	7,282	7,044	7,242
Increase in traditional life future policy benefits	17,226	16,817	14,052	16,555	12,594
Total traditional life insurance benefits	38,371	41,013	45,709	44,653	41,604
Policyholder dividends	2,834	2,926	2,961	2,956	2,885
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,753	3,676	4,627	4,123	4,065
Amortization of deferred acquisition costs	3,776	4,708	3,966	4,049	147
Amortization of value of insurance in force acquired	381	381	379	344	379
Other underwriting expenses	13,002	13,170	13,883	14,503	14,448
Total underwriting, acquisition and insurance expenses	21,912	21,935	22,855	23,019	19,039
Total benefits and expenses	83,312	83,095	92,225	88,812	83,076
Pre-tax operating income	$14,623	$14,925	$9,785	$13,644	$18,355

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,584,470	$2,620,522	$2,659,002	$2,680,504	$2,727,032
Deferred acquisition costs	227,849	232,020	235,395	238,647	245,016
Value of insurance in force acquired	20,773	20,392	20,013	19,669	19,291

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$813,652	$824,964	$834,736	$844,306	$850,808
Other insurance reserves	1,735,299	1,750,822	1,778,288	1,788,634	1,797,249
Allocated equity, excluding AOCI	301,323	307,062	321,009	325,051	327,310

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	360,695	362,519	364,134	364,835	364,194
Number of direct policies - universal life	61,800	62,020	62,147	62,082	62,045
Direct face amounts - traditional life	$44,605,483	$45,294,950	$46,059,311	$46,641,997	$46,960,976
Direct face amounts - universal life	$6,382,181	$6,435,869	$6,474,505	$6,535,614	$6,515,708

Portfolio yield net of assumed defaults	5.40%	5.35%	5.27%	5.25%	5.22%
Credited rate	3.86	3.86	3.81	3.82	3.81
Spread on universal life at end of quarter (2)	1.54%	1.49%	1.46%	1.43%	1.41%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$801,942	$813,652	$824,964	$834,736	$844,306
Deposits	23,853	23,550	24,959	24,413	22,828
Withdrawals and surrenders	(4,578)	(5,001)	(6,131)	(6,170)	(7,868)
Net flows	19,275	18,549	18,828	18,243	14,960

Policyholder interest	7,573	7,392	7,477	7,365	7,794
Policy charges	(16,041)	(16,081)	(16,553)	(16,544)	(16,647)
Benefits and other	903	1,452	20	506	395
Balance, end of period	$813,652	$824,964	$834,736	$844,306	$850,808

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,653	$11,602	$11,603	$11,598	$12,321
Net investment income	7,282	8,335	7,745	7,772	7,637
Other income	4,111	4,039	4,357	4,373	3,572
Total operating revenues	23,046	23,976	23,705	23,743	23,530

Benefits and expenses:
Interest sensitive product benefits	6,556	9,001	7,672	7,227	9,478
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	914	651	964	790	737
Amortization of deferred acquisition costs	2,213	2,447	1,763	1,809	7,880
Other underwriting expenses	1,650	1,382	1,908	1,474	1,703
Total underwriting, acquisition and insurance expenses	4,777	4,480	4,635	4,073	10,320
Interest expense	1,197	1,212	1,212	1,212	1,213
Other expenses	3,488	4,446	4,530	4,618	4,277
Total benefits and expenses	16,018	19,139	18,049	17,130	25,288
	7,028	4,837	5,656	6,613	(1,758)
Net loss attributable to noncontrolling interest	7	5	21	9	19
Equity loss, before tax	(246)	(325)	(2,181)	(1,671)	(1,035)
Pre-tax operating income (loss)	$6,789	$4,517	$3,496	$4,951	$(2,774)

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$618,631	$614,669	$584,707	$590,971	$581,838
Deferred acquisition costs	87,725	85,506	83,937	82,450	74,943
Separate account assets	686,218	683,033	688,194	676,045	617,172

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$333,910	$337,725	$336,598	$341,076	$345,069
Other insurance reserves	94,564	95,062	98,643	94,455	97,130
Separate account liabilities	686,218	683,033	688,194	676,045	617,172
Allocated equity, excluding AOCI	397,156	407,438	382,181	397,652	406,733

Rollforward of separate account balances:
Beginning separate account balance	$712,533	$686,218	$683,033	$688,194	$676,045
Net premiums	5,340	3,061	8,609	7,218	3,455
Net investment income	(11,995)	12,069	16,201	(1,088)	(45,356)
Charges, benefits and surrenders	(19,660)	(18,315)	(19,649)	(18,279)	(16,972)
Ending separate account balance	$686,218	$683,033	$688,194	$676,045	$617,172

Other data:
Number of direct contracts - variable annuity	12,287	12,128	11,936	11,771	11,455
Number of direct policies - variable universal life	43,139	42,651	42,139	41,653	41,148
Direct face amounts - variable universal life	$5,359,184	$5,289,986	$5,219,147	$5,166,219	$5,089,925

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
		(Dollars in thousands)
Annuity
Balance - beginning of period	$82,838	$82,882	$82,778	$83,295	$83,156
Capitalization:
Commissions	2,278	2,112	2,779	2,660	3,132
Expenses	248	281	196	239	248
Deferral of sales inducements	69	71	85	42	132
Total capitalization	2,595	2,464	3,060	2,941	3,512
Amortization - operating basis, before impact of unlocking	(2,690)	(2,598)	(2,741)	(2,761)	(2,909)
Amortization - unlocking, operating basis	—	—	—	—	1,419
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	139	30	198	(319)	93
Balance - end of period	$82,882	$82,778	$83,295	$83,156	$85,271

Life Insurance
Balance - beginning of period	$224,374	$227,849	$232,020	$235,395	$238,647
Capitalization:
Commissions	4,447	5,472	5,009	4,923	4,392
Expenses	2,704	3,134	2,131	2,275	2,077
Deferral of sales inducements	215	419	336	263	125
Total capitalization	7,366	9,025	7,476	7,461	6,594
Amortization - operating basis, before impact of unlocking	(3,803)	(4,255)	(4,101)	(4,180)	(4,637)
Amortization - unlocking, operating basis	—	(600)	—	—	4,400
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(88)	1	—	(29)	12
Balance - end of period	$227,849	$232,020	$235,395	$238,647	$245,016

Corporate and Other
Balance - beginning of period	$89,814	$87,725	$85,506	$83,937	$82,450
Capitalization:
Commissions	128	187	239	242	139
Deferral of sales inducements	10	12	20	7	1
Total capitalization	138	199	259	249	140
Amortization - operating basis, before impact of unlocking	(2,235)	(1,571)	(1,798)	(1,833)	(3,513)
Amortization - unlocking, operating basis	—	(892)	—	—	(4,375)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	8	45	(30)	97	241
Balance - end of period	$87,725	$85,506	$83,937	$82,450	$74,943

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
		(Dollars in thousands)
Total
Balance - beginning of period	$397,026	$398,456	$400,304	$402,627	$404,253
Capitalization:
Commissions	6,853	7,771	8,027	7,825	7,663
Expenses	2,952	3,415	2,327	2,514	2,325
Deferral of sales inducements	294	502	441	312	258
Total capitalization	10,099	11,688	10,795	10,651	10,246
Amortization - operating basis, before impact of unlocking	(8,728)	(8,424)	(8,640)	(8,774)	(11,059)
Amortization - unlocking, operating basis	—	(1,492)	—	—	1,444
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	59	76	168	(251)	346
Balance - end of period	398,456	400,304	402,627	404,253	405,230
Impact of realized/unrealized gains/losses in AOCI	(148,900)	(179,544)	(197,928)	(111,878)	(112,780)
Deferred acquisition costs	$249,556	$220,760	$204,699	$292,375	$292,450

FBL Financial Group, Inc.
Collected Premiums

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$22,494	$15,842	$20,180	$21,630	$55,743
Renewal	23,581	19,677	32,014	26,084	19,868
Total fixed rate	46,075	35,519	52,194	47,714	75,611
Index annuity	19,646	20,867	21,930	20,583	22,351
Total individual	65,721	56,386	74,124	68,297	97,962
Group	2,035	3,063	2,211	1,727	4,009
Total Annuity	67,756	59,449	76,335	70,024	101,971

Life Insurance
Direct:
Universal life:
First year	7,991	6,763	6,645	6,486	6,377
Renewal	14,942	16,212	17,528	17,350	15,632
Total universal life	22,933	22,975	24,173	23,836	22,009
Participating whole life:
First year	3,173	2,905	3,113	3,533	3,726
Renewal	23,252	24,057	24,759	24,783	22,964
Total participating whole life	26,425	26,962	27,872	28,316	26,690
Term life and other:
First year	2,809	2,816	3,166	2,980	2,827
Renewal	21,192	22,139	22,892	22,732	22,607
Total term life and other	24,001	24,955	26,058	25,712	25,434
Total direct life insurance	73,359	74,892	78,103	77,864	74,133
Reinsurance	(5,702)	(6,875)	(6,888)	(6,777)	(5,974)
Total Life Insurance	67,657	68,017	71,215	71,087	68,159

Corporate and Other
Variable, net of reinsurance	13,910	14,456	18,578	16,959	13,838
Accident and health, net of reinsurance	52	226	120	34	38
Total Corporate and Other	13,962	14,682	18,698	16,993	13,876

Total collected premiums	$149,375	$142,148	$166,248	$158,104	$184,006

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2014	2014	2015	2015	2015
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	971,025	991,434	958,229	981,260	994,718
Total capitalization, excluding AOCI	1,071,025	1,091,434	1,058,229	1,081,260	1,094,718

Accumulated other comprehensive income	234,361	258,410	287,828	172,201	169,560
Total capitalization, including AOCI	$1,305,386	$1,349,844	$1,346,057	$1,253,461	$1,264,278

Common shares outstanding	24,672,812	24,715,316	24,796,884	24,814,581	24,777,925

Book Value per Share:
Excluding AOCI	$39.36	$40.11	$38.64	$39.54	$40.15
Including AOCI	48.85	50.57	50.25	46.48	46.99

Debt-to-Capital Ratio:
Excluding AOCI	9.1%	8.9%	9.2%	9.0%	8.9%
Including AOCI	7.4	7.2	7.2	7.7	7.7

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.5%	4.4%	4.6%	4.5%	4.4%
Including AOCI	3.7	3.6	3.6	3.9	3.8

Class A Common Ownership:
Iowa Farm Bureau Federation	59.9%	59.7%	59.6%	59.5%	59.6%
Public	40.1	40.3	40.4	40.5	40.4
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2014	2014	2015	2015	2015

Quality of Fixed Maturity Securities:
AAA, AA, A	62.7%	63.5%	63.2%	63.3%	64.4%
BBB	33.5	32.9	32.9	32.6	31.7
BB	2.5	2.5	2.7	2.9	2.8
<BB	1.3	1.1	1.2	1.2	1.1

Investment by Type:
Fixed maturity securities	67.1%	67.1%	66.9%	65.8%	66.0%
Residential mortgage-backed	6.7	6.4	6.2	6.2	6.0
Commercial mortgage-backed	6.7	6.9	6.9	6.9	7.2
Other asset-backed	6.6	6.8	7.1	7.6	7.5
Mortgage loans	8.3	8.2	8.6	9.0	9.0
Equity securities	1.5	1.5	1.6	1.6	1.6
Other	3.1	3.1	2.7	2.9	2.7

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,119	1,141	1,126	1,154	1,176
6 life partner states and Colorado	667	654	656	656	662
	1,786	1,795	1,782	1,810	1,838

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,355)	$(1,626)	$(1,845)	$(1,997)	$(1,554)
Other equity method investments	1,109	1,301	(336)	326	519
	(246)	(325)	(2,181)	(1,671)	(1,035)
Income taxes:
Taxes on equity income (loss)	93	126	763	585	362
Investment tax credits	3,145	3,131	3,187	3,488	3,434
Equity income, net of related income taxes	$2,992	$2,932	$1,769	$2,402	$2,761